UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2014

Item 1. Report to Stockholders.

FPA Crescent Fund

Annual Report

December 31, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

The FPA Crescent Fund increased 2.51% in the fourth quarter and gained 6.64% for the year. The S&P 500 returned 4.93% and 13.69% in the same periods, respectively. The average stock in the Russell 3000, however, increased just 5.45% for the year.

Investors, at the moment, are in love with America and the S&P 500. Of course, one region is almost always outshining another and the U.S. had its star turn last year. Since Crescent takes its quest for value overseas too, it's important to note that other regions didn't fare so well. The MSCI EAFE index, a widely used benchmark of stock performance outside the U.S., declined 4.90% for the year. We're happy to report that our foreign investments overall ended the year in the black.

We wish we had made more money for our investors (ourselves included) but it's not in our DNA to commit capital when the potential profit doesn't adequately outweigh the prospects for loss. This was the case last year, which explains our 54.3% average risk exposure. This doesn't mean companies that aren't particularly cheap can't increase in value. They can and do, particularly in a world awash with easy capital. We might flip a coin ten times and get tails every time, but that doesn't mean we should bet on that. On the other hand, since it is our own calculation of risk and reward that dictates our action, there's always the possibility we could be wrong, i.e., that stocks continue to rise faster than their earnings and central bank action lacks any consequence. There are times when we are focused on making money and there are times when we place more weight on protecting capital. This time, it's the latter.

In Q4, businesses perceived to be of the highest quality performed the best, a pattern consistent with the prior three quarters. The Fund's top five winners, listed below, added 2.26% to its return and reflected a continued flight to quality. The exception was Naspers which as we discussed in our prior letter, is a stub trade offset by a short in Tencent. Please refer to the 2014 Q3 letter for more detail.

The losers detracted 0.99% from Crescent's return in the quarter. The decline in energy and commodity prices was the biggest driver of this negative mark. Noteworthy too, is that four of the five losers have a foreign domicile.

Winners	Losers
CVS Health	Orkla
Oracle	Occidental Petroleum
Covidien	Canadian Natural Resources
Naspers	Sberbank (various issues)
Express Scripts	Gazprom

Investments

Winter is here and with the FIS Alpine Ski World Cup season underway, skiing struck us as a good metaphor for the markets given the treacherous terrain value investors are trying to navigate these days. Competitors ski different mountains in varying conditions over the course of the season and many runs are far from ideal. On some days, you ski in a blizzard not seeing more than a few feet in front of you. On others, it's icy and you find yourself sliding down the slope on your back. And then there are the days when the sun has turned the mountainside into slush. There isn't an athlete in the world that fares well in all conditions and even the best of them have their bad days. But, over the course of a season, the great skiers overcome the downturns and

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

prevail. If one were to look at a full economic/market cycle as a season, then investing can be viewed through the same goggles. It's been rough weather for some time for deep-value investors, particularly skeptical ones like us. Nevertheless, we take comfort in knowing our process is strong and that over a full-market cycle, we will prevail as we have in preceding cycles. In fact, during the two years in which Bode Miller won the World Cup Championship, he actually only reached the podium 25 times out of a potential 360 slots, suggesting that it is difficult to judge skiers (and value managers) solely on short-term performance.1

Given the market's run, you may wonder if we were wrong to have not been more fully invested. You would have been much better off investing in an index fund rather than with an active manager, particularly one with our conservative bent. In fact, 2014 was the worst year for active managers since 1997. Part of the reason just 14% of managers outperformed the market is that there was little breadth.2 Large-cap stocks dominated. Apple alone, the largest market cap company, rose 40% and added 1.3% to the S&P 500's return. However, the average stock didn't fare nearly as well, returning more than eight percentage points less than the S&P 500.3 The narrow breadth didn't break any records but it was reminiscent of 1999 when the S&P 500 was up 21.04% and yet more than half the stocks in the index declined in price.4,5

Below, we posted a few charts to paint a picture of the challenging environment value investors are enduring.6 With data pulled from NYSE-listed companies, one can see a snapshot that's anathema to our crowd. The median NYSE Price/Earnings ratio (P/E) is now more than 20x, a post-WWII high.7 The median Price/Cash Flow is also at a high, while the median Price/Book is "just" at its third highest but not far off of its peak. Since the dataset is as of June 30 each year, those ratios were only higher at year-end 2014. The fourth chart shows that the historic difference between high and low P/Es (the 1st and 5th quintile) is low. As pointed out by Jim Paulsen at Wells Capital, "during widespread valuation extremes (e.g., 1962, 1969, and today), P/E multiple dispersion tends to be relatively low."8

1  Mr. Miller won the World Championship in 2005 and 2008. A podium finish is 1st, 2nd, or 3rd.

2  Morningstar

3  As mentioned in first paragraph, the 2014 unweighted return of the Russell 3000 was 5.5%. Morningstar

4  Morningstar

5  Year-to-date, through Dec 3rd, 1,492 NYSE stocks are up 10% or more, yet 1,567 are down 10% or more. Among the larger movers, 391 are up more than 40% or more while 557 are down 40% or more.

6  Economic and Market Perspective. Wells Capital Management. James W. Paulsen. January 8, 2015.

7  Price-to earnings, or P/E is the price of a stock divided by its earnings per share.

8  Economic and Market Perspective. Wells Capital Management. James W. Paulsen. January 8, 2015.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Median P/E	Median Price/Cash Flow

Median Price/Book	P/E Dispersion

And here's one last look at valuation. It's now 50% pricier to buy the market for the average person than it was just a few years ago. The chart below shows how many hours someone must work to buy even one share of the SPDR S&P 500 ETF.9 U.S. stock ownership stands at 48%, a record low, so it's no wonder quantitative easing has had a greater impact on Wall Street than it has on Main Street.10

9  Bureau of Labor Statistics (The chart assumes people work 5 days/week, 8 hr/day)

10  Gallup. http://www.gallup.com/poll/162353/stock-ownership-stays-record-low.aspx

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Number of hours of work required for people in the U.S. to buy one unit of the SPDR S&P 500 ETF (based on median earnings)

When we aren't actively accumulating positions, we are still putting in long hours educating ourselves as to the merits of various businesses. Inactivity can be challenging for both the portfolio manager and the client.

As famed investor Charlie Munger recently explained, "Part of the reason we have a decent record is we pick things that are easy. Other people think they're so smart that they can take on things that are really difficult. That proves to be more dangerous. You have to be shrewd and you have to be patient. You have to wait until something comes along which, at the price you're paying, is easy. That's contrary to human nature, too. Just to sit there all day doing nothing but waiting...For an ordinary person, can you imagine just sitting there for five years doing nothing? It's so contrary to human nature. You don't feel active. You don't feel useful, so you do something stupid."11 In short, our money is invested alongside yours so we're willing to look stupid for a time rather than act stupidly.

Rather than letting the market and its price fluctuations drive us, we steer a process that will hopefully allow equity-like rates of return over time while avoiding permanent impairments of capital. We do this by seeking knowledge. As American inventor and businessman Charles Kettering once said, "There is a great difference between knowing and understanding: You can know a lot about something and not really understand it."12 It's easy to know a lot of facts about a business but we really seek an understanding of the metrics that will determine a company's success or failure. We firmly believe that if we understand a business first and then invest when its price becomes attractive, we will perform well over time.

11  Daily Journal Corp. annual meeting September 10, 2014.

12  Marc Faber Doom Boom Gloom Report, March 2012

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

UTX

UTX is an example of such a business. As part of our research process, we look at a number of companies and industries each year. As you can tell from the Fund's relatively low turnover, most of that research does not result in a purchase or sale. We regularly nix potential investments because we find them too expensive or too difficult to understand. When we pass on investments solely due to valuation, we are left with "on deck" opportunities. These are companies that the group has thoroughly researched but decided that the price wasn't attractive enough to warrant purchase. We keep track of these companies and patiently wait for the day when they become available at a price that represents good, long-term value. UTX was one such opportunity that presented itself during the short-lived market dip last October.

UTX is an industrial conglomerate with leading positions in aerospace systems, aerospace engines (Pratt & Whitney), helicopters (Sikorsky), elevators (Otis), climate control (Carrier) and fire/security systems. Each division is a leader in its respective field and features important long-term competitive advantages. UTX generates roughly 50% of its profits from aerospace and 50% from commercial buildings. The strength of the operating businesses has allowed UTX to earn an average return on invested capital in the mid 20's through the recent economic cycle (i.e., the last 6 years).

Based on our estimate, UTX was available at an owner's yield of approximately 7% so we established a position. The company's current valuation presented a reasonable entry price to a wonderful collection of businesses. What's more, we think earnings will grow faster than GDP and we anticipate company executives will prudently manage capital over the long-term.

We hope to hold businesses like UTX for a long time and welcome the chance to add to our position at lower prices.

High Yield

Oil has declined by more than half in the last year. With energy companies representing 14%-15% of the high-yield bond index, it shouldn't come as a surprise that we are beginning to troll the energy sector. We have a few prospective investments on the table but have only pulled the trigger on one thus far. We'd like to be assured of a return of our capital without having to make too large a wager on the price of oil. Should oil prices remain low for some period of time, we expect additional opportunities to increase our investments. Our chosen path is littered with the bonds of the forced seller, which is how we ended up with large exposure to the debt of finance companies in 2008/9. The bonds of oil-related businesses have yet to reach prices that offer the best combination of yield and collateralization and a significant margin of safety given conservative expectations for the price of oil.

Economy

The economy got an immediate shot in the arm from falling oil prices. The average American household spent almost $3,000 in 2013 at the pumps so the dramatic decline in oil prices has created annual savings of about $1,000. That money is now finding its way to Wal-Mart and similar stores rather than being swallowed in the tank to get to them.13 This affects the economy the same as a tax cut, resulting in about a trillion dollar benefit.

There will, of course, be intermediate-term ramifications as many energy companies cut capital spending jobs in the field and, in turn, suppliers are forced to make their own cuts. Some sovereign nations, from Nigeria to Venezuela, will get slammed and America itself is not immune. The Manhattan Institute reported in a 2014

13  U.S. Energy Information Administration. http://www.eia.gov/todayinenergy/detail.cfm?id=9831

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

study that "in recent years, America's oil and gas boom has added $300-$400 billion annually to the economy — without this contribution, GDP growth would have been negative."14 We can't say for sure but the slowing effect of a weak oil and gas industry may just be starting. Only time will tell if the fall in the price of oil is temporary or permanent.

Low oil prices push inflation lower, with certain developed economies already experiencing deflation. This, in turn, takes pressure off of central banks to raise interest rates, giving them more latitude to keep their foot on the gas. Since the U.S., Japan and now Europe either don't have the balance sheets or the necessary structure to engage in fiscal policy, aggressive monetary policy has been the default result.15 Not enough time has passed to know the ultimate outcome of the unprecedented quantitative easing of the Fed, the BOJ and now the ECB.16 Nevertheless, we fear the medicine more than the disease and worry about what all of this means, at some point in the future, for the health of the world economy. We espouse less of a view but do admit to having a pit in our stomach.

Along those lines, it's surprising — with the price of oil down 55% in just a few months — that there haven't been any significant losses reported at financial and/or trading institutions. Given the natural hedging of utilities, airlines, E&P companies and others, it's remarkable that we haven't seen the headlines of parties on the other side of those transactions reporting significant losses.17

Conclusion

Not only is the stock market at a new high but so is the dollar and that's despite continued low interest rates. It does beg the question: Are stocks in developed economies only as good as their respective central banks allow them to be? At some point, the market intervention will end, hopefully plying us with opportunity, but we are careful for what we wish for.

We are investors who have had the good fortune of like-minded people like you placing their hard-earned money alongside ours. We hesitate to call that a profession as investing is something we enjoy doing. Frankly, we would do it anyway if we were out on our own. That's why we look more at how we perform over 5, 10 or 20+ years and we don't particularly worry about what happens over the near-term. Right now, we continue to feel like it is summer in the Rockies and we're looking at the slopes hoping for snow.

Respectfully submitted,

Steven Romick
President
January 26, 2015

14  http://www.manhattan-institute.org/html/pgi_04.htm#.VL7Nlk0tHGh

15  By lack of structure, we refer to the fact that although monetary policy is the domain of a central authority (ECB), fiscal policy is conducted separately in each country.

16  BOJ = Bank of Japan; ECB = European Central Bank

17  E&P = Exploration and Production

Index definitions:

S&P 500 includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

Russell 3000 measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

MSCI EAFE (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500, Consumer Price Index and 60% S&P 500/40% BC Agg for the Ten Years Ended December 31, 2014

The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The Barclays Capital U.S. Aggregate Bond Index (BC Agg) is a broadbased unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index (the index holds investment quality bonds); the blended benchmark is a hypothetical combination of unmanaged indices, reflecting a neutral mix of approximately 60% stocks and 40% bonds. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 22 and 26. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2014

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Aggregate
Stocks
Price/Earnings TTM	18.1	x	19.3	x
Price/Earnings 2012 est.	15.2	x	17.0	x
Price/Book	1.9	x	2.8	x
Dividend Yield	1.6%		2.0%
Average Weighted Market Cap (billion)	$95.5		$134.0
Median Market Cap (billion)	$35.7		$18.8
Bonds
Duration (years)	0.6				5.6
Maturity (years)	0.6				7.7
Yield-to-Worst	0.6%				2.3%
Yield-to-Worst (corporate only)	7.0%

Portfolio Analysis

10 Largest Holdings*
Oracle	3.9%
Aon	3.1%
CVS Caremark	3.0%
Microsoft	2.9%
Covidien	2.4%
Thermo Fisher	2.1%
AIG	2.1%
Naspers	2.0%
TE Connectivity	2.0%
Cisco Systems	1.9%
Total	25.4%

*Excludes U.S. and Foreign Gov't Securities

Portfolio Composition
Asset Class
Common Stocks, Long	55.5%
Common Stocks, Short	-4.2%
Other	0.8%
Corporate Fixed Income	1.4%
Mortgage Backed	1.4%
U.S. Government & Agencies	31.2%
Foreign Government & Agencies	1.0%
High-grade Short-term Corporate Bonds	5.2%
Liquidity**	36.6%
Geographic*
U.S.	39.1%
Europe	18.7%
Other	2.3%

**Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% SP500/ 40% BC AGG
Statistics
Gain in Up Months - Cumulative	423.6%	553.2%	368.5%
Upside Participation		76.6%	115.0%
Loss in Down Months - Cumulative	-186.3%	-334.3%	-187.7%
Downside Participation		55.7%	99.2%
Up Month - Average	2.5%	3.3%	2.2%
Down Month - Average	-2.1%	-3.7%	-2.1%
Delta between Up/Down months	4.6%	7.0%	4.3%
Worst Month	-13.9%	-16.8%	-11.0%
Best Month	12.6%	10.9%	6.6%
Standard Deviation	10.19%	14.78%	9.05%
Sharpe Ratio (using 5% risk-free rate)	0.59	0.30	0.36
Performance
Quarter	2.5%	4.9%	3.7%
Calendar YTD	6.6%	13.7%	10.6%
1 Year - Trailing	6.6%	13.7%	10.6%
3 Years - Trailing	12.8%	20.4%	13.1%
5 Years - Trailing	10.6%	15.5%	11.2%
10 Years - Trailing	8.4%	7.7%	6.8%
15 Years - Trailing	10.7%	4.2%	5.2%
20 Years - Trailing	11.2%	9.9%	8.7%
From Inception[a]	11.0%	9.4%	8.2%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

December 31, 2014

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	S&P 500	CPI	60% SP500/ 40% BC AGG
2014		6.6%	13.7%	0.6%	10.6%
2013		22.0%	32.4%	1.5%	17.6%
2012		10.3%	16.0%	1.8%	11.3%
2011		3.0%	2.1%	3.0%	4.7%
2010		12.0%	15.1%	1.4%	12.1%
2009		28.4%	26.5%	2.8%	18.4%
2008		-20.6%	-37.0%	0.0%	-22.1%
2007		6.8%	5.5%	4.1%	6.2%
2006		12.4%	15.8%	2.5%	11.1%
2005		10.8%	4.9%	3.3%	4.0%
2004		10.2%	10.9%	3.3%	8.3%
2003		26.2%	28.7%	2.0%	18.5%
2002		3.7%	-22.1%	2.5%	-9.8%
2001		36.1%	-11.9%	1.6%	-3.7%
2000		3.6%	-9.1%	3.4%	-1.0%
1999		-6.3%	21.0%	2.7%	12.0%
1998		2.8%	28.6%	1.6%	21.0%
1997		22.0%	33.4%	1.7%	23.6%
1996		22.9%	23.0%	3.4%	15.0%
1995		26.0%	37.6%	2.5%	29.7%
1994		4.3%	1.3%	2.6%	-0.3%
1993	[a]	9.6%	4.4%	1.5%	4.2%

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Aggregate Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Aggregate Index is an unmanaged index of investment grade bonds. The Consumer Price Index (CPI) is an unmanaged index representing the rate of inflation of U.S. Consumer prices as determined by the U.S. Department of Labor Statistics.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

FPA CRESCENT FUND
MAJOR PORTFOLIO CHANGES

For the Six Months Ended December 31, 2014
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
American International Group, Inc.	1,605,000 shs.
Bank of America Corporation	6,980,600 shs.
Carlsberg Group (Class B) (1)	2,330,569 shs.
Cisco Systems, Inc.	2,993,400 shs.
Express Scripts Holding Company	1,550,400 shs.
Meggitt plc	8,447,101 shs.
Naspers Ltd. (Class N) (1)	3,001,708 shs.
Oracle Corporation	2,957,000 shs.
Sulzer Ltd. AG (1)	1,464,873 shs.
TE Connectivity, Ltd.	4,490,600 shs.
United Technologies Corporation (1)	1,880,000 shs.
Yahoo! Inc. (1)	3,409,200 shs.
Non-Convertible Bonds & Debentures
Sears Holdings Corporation — 6.625% 2018	$72,495,000
Ship Loan Participation — 7.80% 2019 (1)	$69,175,000
Sunset Mortgage Loan Company NPL-1 A — 3.2282% 2044 (1)	$282,999,000
NET SALES
Common Stocks
Arris Group	1,509,800 shs.
The Bank of New York Mellon Corporation (2)	3,205,000 shs.
Carefusion Corporation (2)	3,580,000 shs.
Check Point Software Technologies Ltd. (2)	2,680,000 shs.
Intel Corporation	3,074,200 shs.
Johnson & Johnson (2)	1,750,000 shs.
Microsoft Corporation	2,418,900 shs.
Norsk Hydro ASA	18,249,284 shs.
WellPoint, Inc. (2)	2,025,000 shs.
Non-Convertible Bonds & Debentures
The International Business Machine Corporation — 0.875% 2014 (2)	$69,240,000
The Walt Disney Company — 0.875% 2014 (2)	$95,834,000
Limited Partnerships
Endeavour Regional Bank Fund, L.P. (2)	$67,771,482

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2014

COMMON STOCKS — LONG	Shares	Fair Value
TECHNOLOGY — 15.6%
Analog Devices, Inc.	3,522,000	$195,541,440
Arris Group, Inc.*	5,589,000	168,731,910
Cisco Systems, Inc.	13,330,600	370,857,292
Google Inc. (Class A)*	220,014	116,752,629
Google Inc. (Class C)*	220,014	115,815,370
Intel Corporation	2,730,000	99,071,700
Microsoft Corporation	12,561,100	583,463,095
Oracle Corporation	17,208,000	773,843,760
QUALCOMM, Inc.	1,836,000	136,469,880
TE Connectivity, Ltd.	6,239,400	394,642,050
Yahoo! Inc.*	3,409,200	172,198,692
		$3,127,387,818
FINANCIAL SERVICES — 9.4%
Alleghany Corporation*	269,435	$124,883,123
American International Group, Inc.	7,540,000	422,315,400
Aon Corporation (Great Britain)	6,430,000	609,756,900
Bank of America Corporation	10,781,800	192,886,402
CIT Group Inc.	2,697,700	129,030,991
Citigroup Inc.	6,785,000	367,136,350
Sberbank of Russia (Preference Shares) (Russia)	20,370,200	12,643,783
Sberbank of Russia OAO (Preference Shares) (Russia)	4,969,178	20,125,171
		$1,878,778,120
INDUSTRIAL PRODUCTS — 7.3%
Alcoa Inc.	19,175,000	$302,773,250
Henkel AG &Co. KGaA (Germany)	1,061,150	103,284,276
Joy Global Inc	3,017,400	140,369,448
Meggitt plc (Great Britain)	29,396,901	237,779,773
MMC Norilsk Nickel OJSC (ADR) (Russia)	3,289,684	46,779,307
Norsk Hydro ASA (Norway)	8,397,350	47,883,369
Owens-Illinois, Inc.*	6,284,400	169,615,956
Sound Holding FP Luxembourg*,**,††	1,146,250	41,772,216
Sulzer Ltd. AG (Switzerland)	1,464,873	156,182,415
United Technologies Corporation	1,880,000	216,200,000
		$1,462,640,010
HEALTH CARE — 6.3%
Covidien plc (Ireland)	4,651,129	$475,717,474
Express Scripts Holding Company*	4,234,000	358,492,780
Thermo Fisher Scientific Inc.	3,381,300	423,643,077
		$1,257,853,331

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

COMMON STOCKS — LONG — Continued	Shares	Fair Value
ENERGY — 4.0%
Bennu Oil & Gas LLC (Class A)*,**	511,472	$18,796,599
Bennu Oil & Gas LLC (Class B)*,**	72,957	—
California Resources Corporation*	783,000	4,314,330
Canadian Natural Resouces Limited (Canada)	5,280,000	163,046,400
Gazprom OAO (ADR) (Russia)	12,676,800	58,947,120
Groupe Bruxelles Lambert S.A. (ADR) (Belgium)	2,358,735	201,925,407
LUKoil OAO (ADR) (Russia)	1,453,600	57,853,280
Occidental Petroleum Corporation	3,099,300	249,834,573
Rosneft Oil Company GDRS (Reg S) (Russia)	5,705,000	20,024,550
Surgutneftegas OAO — (Preference Shares) (Russia)	39,282,200	19,075,436
		$793,817,695
RETAILING — 3.8%
CVS Caremark Corporation	6,220,000	$599,048,200
Walgreen Co.	2,175,000	165,735,000
		$764,783,200
CONSUMER NON-DURABLE GOODS — 3.7%
Anheuser-Busch InBev SA/NV (ADR) (Belgium)	1,990,000	$223,516,800
Carlsberg Group (Class B) (Denmark)	2,330,569	181,310,577
Orkla ASA (Norway)	23,328,978	160,326,068
Unilever N.V. (Netherlands)	4,300,000	169,825,920
		$734,979,365
TELECOMMUNICATIONS — 2.5%
Naspers Ltd. (Class N) (South Africa)	3,001,708	$393,189,829
Vodafone Group Plc	2,870,999	98,102,036
		$491,291,865
ADVERTISING — 2.0%
The Interpublic Group of Companies	8,974,000	$186,389,980
WPP plc (Great Britain)	10,134,960	212,447,005
		$398,836,985
MULTI-INDUSTRY — 0.5%
Jardine Matheson Holdings Limited (Bermuda)	564,700	$34,418,465
Jardine Strategic Holdings Limited (Bermuda)	1,951,900	66,754,980
		$101,173,445
REAL ESTATE — 0.4%
Genting Malaysia Berhad (Malaysia)	67,555,200	$78,620,742
TOTAL COMMON STOCKS — LONG — 55.5% (Cost $7,890,829,804)		$11,090,162,576

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Fair Value
LIMITED PARTNERSHIP — 0.6% (Cost $100,019,440)
Endeavour Regional Bank Opportunities Fund, L.P.**,††	$57,712,410	$69,875,647
U.S. Farming Realty Trust, L.P**,††	35,000,000	41,400,730
U.S. Farming Realty Trust II, L.P.**,††	10,090,046	10,376,886
		$121,653,263
CURRENCY DERIVATIVES — 0.1% (Cost $14,624,838)
JPY Put — Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital counterparty)		$27,885,338
BONDS & DEBENTURES
CREDIT- FIXED INCOME
NON-CONVERTIBLE BONDS & DEBENTURES
ENERGY — 1.1%
ATP Oil & Gas Corporation — 14.5% 2014 Term Loan (Floating)**,††	$13,739,699	$137,397
Shell International Finance B.V. — 3.1% 2015	74,187,000	75,109,196
Total Capital S.A.— 3% 2015	96,882,000	97,964,443
XTO Energy — 5.3% 2015	38,688,000	39,582,563
		$212,793,599
HEALTH CARE — 1.0%
GlaxoSmithKline Capital, Inc. — 0.75% 2015	$49,690,000	$49,767,586
Novartis Capital Corporation — 2.9% 2015	46,445,000	46,812,608
Pfizer Inc. — 5.35% 2015	91,532,000	92,377,280
Teva Pharmaceutical Industries Ltd. — 3% 2015	7,325,000	7,398,972
		$196,356,446
CONSUMER NON-DURABLE GOODS — 1.0%
Anheuser-Busch InBev SA/NV (ADR) — 4.125% 2015	$62,395,000	$62,457,245
The Coca-Cola Company — 0.75% 2015	54,490,000	54,534,600
McDonald's Corporation — 0.75% 2015	22,072,000	22,110,606
PepsiCo Inc. — 0.75% 2015	29,223,000	29,235,177
PepsiCo Inc. — 3.10% 2015	21,822,000	21,837,387
		$190,175,015
INDUSTRIAL PRODUCTS — 0.8%
The Boeing Company — 3.5% 2015	$32,718,000	$32,825,956
E.I. du Pont de Nemours and Company — 3.25% 2015	28,170,000	28,190,953
General Dynamics Corporation — 1.375% 2015	30,371,000	30,381,809
Ship Loan Participation — 7.80% 2019**,††	69,175,000	69,175,000
United Technologies Corporation — 4.875% 2015	9,046,000	9,174,813
		$169,748,531

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
FINANCIAL SERVICES — 0.7%
BP Capital Markets plc — 3.875% 2015	$82,202,000	$82,703,712
iStar Financial Inc.
— 5.85% 2017	4,964,000	5,112,920
— 5.875% 2016	18,836,000	19,376,593
— 6.05% 2015	6,930,000	6,999,300
Springleaf Financial Services
— 5.75% 2016	5,216,000	5,372,480
— 6.5% 2017	8,980,000	9,563,700
— 6.9% 2017	15,366,000	16,441,620
		$145,570,325
MULTI-INDUSTRY — 0.5%
Berkshire Hathaway Inc. — 3.20% 2015	$68,672,000	$68,858,122
Berkshire Hathaway Inc. — 4.85% 2015	29,566,000	29,601,686
		$98,459,808
RETAILING — 0.5%
Sears Holdings Corporation — 6.625% 2018	$79,149,000	$72,817,080
Wal-Mart Stores, Inc. — 4.50% 2015	17,740,000	18,100,830
		$90,917,910
REAL ESTATE — 0.4%
Real Estate Loan Participation
RELP 1 — 12% 2016**,††	$11,273,794	$11,273,794
RELP 2 — 9% 2015**,††	13,509,747	13,509,747
RELP 3 — 9.75% 2015**,††	12,550,669	12,550,669
RELP 4 — 9% 2015**,††	4,189,885	4,189,885
RELP 5 — 10.25% 2016**,††	4,817,329	4,817,329
RELP 6 — 9.5% 2016**,††	20,753,790	20,753,790
RELP 7 — 11.25% 2017**,††	2,554,283	2,554,283
RELP 8 — 10% 2017**,††	4,168,812	4,168,812
RELP 10 — 9.5% 2017**,††	4,298,579	4,298,579
		$78,116,888
MASS MEDIA — 0.4%
Comcast Corporation — 6.5% 2015	$63,566,000	$63,667,776
NBCUniversal Media, LLC — 3.65% 2015	11,704,000	11,822,103
		$75,489,879

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount		Fair Value
TECHNOLOGY — 0.3%
The International Business Machines Corporation — 0.55% 2015		$64,385,000	$64,389,191
TOTAL CREDIT- FIXED INCOME — 6.7%			$1,322,017,592
U.S. GOVERNMENT & AGENCIES — 31.2%
Federal National Mortgage Association — 7.5% 2028		$27,083	$30,554
U.S. Treasury Notes
— 0.25% 2015		175,000,000	175,116,218
— 0.25% 2015		200,000,000	200,038,080
— 0.25% 2015		250,000,000	249,997,550
— 0.25% 2015†		250,000,000	250,096,425
— 0.25% 2015		250,000,000	249,997,550
— 0.25% 2015		270,000,000	270,189,837
— 0.25% 2015		275,000,000	275,104,747
— 0.25% 2015		300,000,000	300,105,480
— 0.25% 2015		300,000,000	299,988,270
— 0.25% 2015		325,000,000	325,049,205
— 0.375% 2015		230,000,000	230,206,632
— 0.375% 2015†		265,000,000	265,310,553
— 0.375% 2015		270,000,000	270,326,943
— 0.375% 2015		290,000,000	290,192,589
— 1.25% 2015		275,000,000	277,257,200
— 1.75% 2015		440,000,000	444,030,488
— 1.875% 2015†		275,000,000	277,364,615
— 2.125% 2015		180,000,000	181,484,478
— 2.25% 2015		240,000,000	240,401,952
— 2.375% 2015		265,000,000	265,956,226
— 2.50% 2015		300,000,000	302,364,270
— 4.25% 2015		300,000,000	307,514,640
— 4.5% 2015		270,000,000	279,879,786
TOTAL U.S. GOVERNMENT & AGENCIES			$6,228,004,288
INTERNATIONAL GOVERNMENT & AGENCIES — 0.9%
Singapore Treasury Bills — 0.21% 2015	SGD	252,000,000	$189,814,262

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES — 1.4%
Stanwich Mortgage Loan Trust Series
2009-2 — 0.75% 2049**,††	$3,417,084	$1,528,120
2010-1A — 16.1% 2047**,††	2,559,216	1,294,452
2010-2A — 0% 2057**,††	15,462,560	7,796,223
2010-3A — 0% 2038**,††	8,928,680	4,467,018
2010-4A — 6.77% 2049**,††	10,791,727	5,449,822
2011-1A — 7.35% 2050**,††	20,282,398	10,697,525
2011-2A —1.52% 2050**,††	15,046,327	8,052,854
2012-2A — 0% 2047**,††	9,765,701	4,150,423
2012-4A — 0% 2051**,††	14,838,554	6,825,735
Florida Mortgage Resolution Trust Series 2012-4A — 0% 2050**,††	411,331	151,327
Sunset Mortgage Loan Company 2014 NPL-1 A — 3.23% 2044**	233,127,339	232,990,003
		$283,403,502
TOTAL BONDS & DEBENTURES — 40.2% (Cost $8,032,664,113)		$8,023,239,644
TOTAL INVESTMENT SECURITIES — 96.4% (Cost $16,038,138,195)		$19,262,940,821
SHORT-TERM INVESTMENTS — 3.1%
Short-term Corporate Notes:
Exxon Mobil Corporation
— 0.08% 01/02/15	$60,000,000	$59,999,866
— 0.08% 01/05/15	50,000,000	49,999,555
— 0.08% 01/13/15	50,000,000	49,998,667
— 0.08% 01/14/15	70,000,000	69,997,978
— 0.09% 01/08/15	50,000,000	49,999,125
— 0.10% 01/21/15	80,000,000	79,995,555
— 0.13% 01/12/15	50,000,000	49,998,014
Federal Home Loan Bank Discount Notes
— 0.06% 02/09/15	49,000,000	48,996,815
— 0.07% 01/28/15	50,000,000	49,997,375
— 0.07% 02/13/15	40,000,000	39,996,656

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0% 1/2/15 (Dated 12/31/2014, repurchase price of $81,156,000 collateralized by $81,960,000 principal amount U.S. Treasury Note — 2.125% 2021, fair value $82,779,600)	$81,156,000	$81,156,000
TOTAL SHORT-TERM INVESTMENTS (Cost $630,135,606)		$630,135,606
TOTAL INVESTMENTS — 99.5% (Cost $16,668,273,801)		$19,893,076,427
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (4.2)%
Alibaba Group Holding Ltd. (China)	(1,346,300)	$(139,934,422)
Baytex Energy Corp.	(113,532)	(1,887,481)
ConocoPhilips	(301,000)	(20,787,060)
Crescent Point Energy Corp.	(150,000)	(3,473,460)
Medtronic, Inc.	(2,425,900)	(175,149,980)
Pennsylvania Real Estate Investment Trust	(600,000)	(14,076,000)
PharMerica Corporation*	(320,700)	(6,641,697)
Pitney Bowes Inc.	(401,000)	(9,772,370)
Energy Select Sector SPDR ETF	(737,800)	(58,404,248)
S&P Oil & Gas Exploration & Production SPDR ETF	(322,300)	(15,425,278)
Tencent Holdings Limited (Hong Kong)	(23,869,500)	(346,286,771)
Ventas Inc.	(61,800)	(4,431,060)
W.W. Grainger, Inc.	(96,000)	(24,469,440)
Yahoo! JAPAN Corporation (Japan)	(7,114,000)	(25,835,914)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $845,278,078)		$(846,575,181)
Other assets less liabilities, net — 4.7%		$937,335,132
NET ASSETS — 100.0% — NOTE 2		$19,983,836,378

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 3.1% of total net assets at December 31, 2014.

†  Security segregated as collateral for securities sold short.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.8% of total net assets at December 31, 2014.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Investment securities — at market value (identified cost $16,038,138,195)	$19,262,940,821
Short-term investments — at amortized cost (maturities 60 days or less)	630,135,606	$19,893,076,427
Cash		362
Deposits for securities sold short		885,834,308
Receivable for:
Dividends and accrued interest	$43,388,446
Capital stock sold	42,205,802
Forward foreign currency contracts	12,302,146
Investment securities sold	18,609	97,915,003
		$20,876,826,100
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $845,278,078)	$846,575,181
Capital Stock repurchased	21,477,193
Advisory fees and financial services	18,177,855
Accrued expenses	3,048,379
Deferred revenue	2,291,677
Dividends and accrued interest expense on securities sold short	986,736
Investment securities purchased	145,061
Other liabilities	287,640	892,989,722
Commitments and contingencies (See Note 10)
NET ASSETS		$19,983,836,378
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 592,220,059 outstanding shares		$16,793,748,410
Undistributed net realized gain on investments		15,101,508
Distributions in excess of net investment income		(60,821,209)
Unrealized appreciation of investments		3,235,807,669
NET ASSETS		$19,983,836,378
NET ASSET VALUE
Offering and redemption price per share		$33.74

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends		$242,375,590
Interest		61,565,310
		$303,940,900
EXPENSES:
Advisory fees	$182,496,993
Financial services	18,249,699
Short sale dividend & interest expense	10,491,637
Transfer agent fees and expenses	7,503,541
Custodian fees and expenses	1,442,290
Reports to shareholders	314,089
Registration fees	260,342
Trustees' fees and expenses	237,700
Audit & tax services	75,982
Legal fees	32,447
Other expenses	732,840	221,837,560
Net investment income		$82,103,340
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on sale of investment securities	$645,855,028
Net realized gain on expiration of foreign currency contracts	46,279,607
Net realized loss on sale of investment securities sold short	(47,014,939)
Net realized gain on investments and foreign currency transactions		$645,119,696
Change in unrealized appreciation of investments and foreign currency translation:
Investment securities	$416,388,056
Investment securities sold short	43,991,961
Forward foreign currency contracts	(10,125,149)
Change in unrealized appreciation of investments and foreign currency translation		450,254,868
Net realized and unrealized gain on investments and foreign currency		$1,095,374,564
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$1,177,477,904

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014		Year Ended December 31, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income	$82,103,340		$44,134,858
Net realized gain on investments	645,119,696		597,985,183
Change in unrealized appreciation of investments	450,254,868		1,842,998,349
Change in net assets resulting from operations		$1,177,477,904		$2,485,118,390
Distribution to shareholders from:
Net investment income	$(169,790,684)		$(83,125,764)
Net realized capital gains	(626,637,488)	(796,428,172)	(914,275,974)	(997,401,738)
Capital Stock transactions:
Proceeds from Capital Stock sold	$5,619,238,543		$5,543,614,033
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	685,308,958		856,106,051
Cost of Capital Stock repurchased*	(2,605,634,802)	3,698,912,699	(1,900,259,605)	4,499,460,479
Total change in net assets		$4,079,962,431		$5,987,177,131
NET ASSETS
Beginning of period		15,903,873,947		9,916,696,816
End of period		$19,983,836,378		$15,903,873,947
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		166,562,201		176,927,466
Shares issued to shareholders upon reinvestment of dividends and distributions		20,174,529		27,890,702
Shares of Capital Stock repurchased		(77,072,782)		(60,812,110)
Change in Capital Stock outstanding		109,663,948		144,006,058

*  Net of redemption fees of $2,357,896 and $743,317 for the periods ended December 31, 2014 and December 31, 2013, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended December 31,			Nine Months Ended December	Year Ended March 31,
	2014	2013	2012	31, 2011	2011	2010
Per share operating performance:
Net asset value at beginning of period	$32.96	$29.29	$26.78	$27.98	$25.88	$19.11
Income from investment operations:
Net investment income	$0.25	$0.14	$0.12	$0.20	$0.31	$0.31
Net realized and unrealized gain (loss) on investment securities and foreign currency	1.94	6.02	2.63	(0.58)	2.75	6.77
Total from investment operations	$2.19	$6.16	$2.75	$(0.38)	$3.06	$7.08
Less distributions:
Dividends from net investment income	$(0.31)	$(0.21)	$(0.12)	$(0.31)	$(0.32)	$(0.31)
Distributions from net realized capital gains	(1.10)	(2.28)	(0.12)	(0.51)	(0.64)	—
Total distributions	$(1.41)	$(2.49)	$(0.24)	$(0.82)	$(0.96)	$(0.31)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$33.74	$32.96	$29.29	$26.78	$27.98	$25.88
Total investment return**	6.64%	21.95%	10.33%	(1.36)%	12.22%	37.22%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$19,983,836	$15,903,874	$9,916,697	$7,478,531	$6,032,766	$3,291,711
Ratio of expenses to average net assets	1.20%‡	1.23%‡	1.26%‡	1.25%†‡	1.28%‡	1.34%‡
Ratio of net investment income to average net assets	0.45%	0.34%	0.62%	0.89%†	0.87%	1.32%
Portfolio turnover rate	31%	22%	26%	32%†	20%	32%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the nine months ended December 31, 2011 is not annualized.

†  Annualized

‡  For the periods ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, March 31, 2011, and March 31, 2010, the expense ratio includes short sale dividend expense equal to 0.05%, 0.09%, 0.10%, 0.07%†, 0.12%, and 0.17% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Note 8.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities generally of 60 days or less at the time of purchase) aggregated $11,989,345,572 for the year ended December 31, 2014. The proceeds and cost of securities sold resulting in net realized gains of $645,119,696 aggregated $8,498,886,399 and $7,853,766,699, respectively, for the year ended December 31, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2014, were as follows:

Undistributed Ordinary Income	$3,510,673
Undistributed Net Realized Gains	$15,064,611

The tax status of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Dividends from Ordinary Income	$170,331,263	$92,231,190
Distributions from Long-term Capital Gains	$626,096,909	$905,170,547

The cost of investment securities (excluding securities sold short) held at December 31, 2014, for federal income tax purposes was $16,100,611,360. Gross unrealized appreciation and depreciation for those investment securities at December 31, 2014, for federal income tax purposes was $3,530,506,521 and $368,177,060 respectively resulting in net unrealized appreciation of $3,162,329,461. As of and during the year ended December 31, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2011 or by state tax authorities for years ended on or before December 31, 2010.

During the year ended December 31, 2014, in order to align book and tax reporting, the Fund reclassified $48,469,535 from undistributed net realized gain to undistributed net investment income for currency gains, income from contingent payment debt instruments and market discount on bonds sold.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the year ended December 31, 2014, the Fund paid aggregate fees of $236,826 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2014, the Fund collected $2,357,896 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities generally of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2014 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$11,029,593,761	—	$60,568,815	$11,090,162,576
Limited Partnerships	—	—	121,653,263	121,653,263
Credit Fixed Income	—	$1,174,588,307	147,429,285	1,322,017,592
U.S. Government & Agencies	—	6,228,004,288	—	6,228,004,288
International Government & Agencies	—	189,814,262	—	189,814,262
Mortgage-Backed Securities	—	232,990,003	50,413,499	283,403,502
Short-Term Investments	—	630,135,606	—	630,135,606
	$11,029,593,761	$8,455,532,466	$380,064,862	$19,865,191,089
Currency Options (currency risk)	—	$27,885,338	—	$27,885,338
Forward foreign currency contracts receivable (currency risk)	—	12,302,146	—	12,302,146
	—	$40,187,484	—	$40,187,484
Common Stocks Sold Short	$(846,575,181)	—	—	$(846,575,181)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2014:

Investment	Beginning Value at December 31, 2013	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2014	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2014
Common Stocks — Long	$9,295,858	$(19,216,266)	$51,692,624	—	$18,796,599	$60,568,815	$(20,908,785)
Limited Partnership	175,920,571	(1,044,738)	4,984,669	$(58,207,239)	—	121,653,263	(20,845)

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Investment (continued)	Beginning Value at December 31, 2013	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2014	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2014
Credit Fixed Income	$26,007,445	$137,397	$122,013,830	$(729,387)	—	$147,429,285	$(441,809)
Mortgage-Backed Securities	81,356,636	32,466,394	—	(63,409,531)	—	50,413,499	(283,560)
	$292,580,510	$12,342,787	$178,691,123	$(122,346,157)	$18,796,599	$380,064,862	$(21,654,999)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were transfers of $18,796,599 into Level 3 during the year ended December 31, 2014, due to the number of brokers providing daily quotes and the availability of observable inputs. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2014:

Financial Assets	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$41,772,216	NAV Adjusted to Fair Value*	N/A	$36.44
	$18,796,599	Third-Party Broker Quote**	Quotes/Prices	$36.75
Limited Partnerships	$69,875,647	NAV as Practical Expedient***	N/A	$121.08
	$41,400,730	NAV as Practical Expedient***	N/A	$118.29
	$10,376,886	NAV as Practical Expedient***	N/A	$102.84
Credit Fixed Income	$147,291,888	Most Recent Capitlization (Funding)****	Private Financing	$100.00
	$137,397	Third-Party Broker Quote**	Quotes/Prices	$1.00
Mortgage-Backed Securities	$50,413,499	Methods of Comparables/Consensus Pricing*****	Quotes/Prices	$26.61-$59.65
			Discount	0.3	%-14.9% (3.3%)

*  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying collateral and adjusts the NAV based on the difference between the two values.

**  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

***  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

****  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

*****  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund's transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statements of Assets and Liabilities under the heading "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations under the heading "Forward Foreign Currency Contracts." During the year ended December 31, 2014 the proceeds from forward foreign currency contracts opened for the Fund were $1,283,616,079 and the contracts closed or settled was $1,665,841,302.

At December 31, 2014 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is either Barclays Capital (BC) or State Street Bank and Trust (SSB), as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at December 31, 2014	Unrealized Appreciation
Singapore Dollar (SSB)	252,000,000	5/4/15	$190,246,112	$10,480,326
Euro (BC)	118,300,000	3/23/15	143,143,000	1,821,820
			$333,389,112	$12,302,146

Note 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivatives and repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2014:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Financial Instruments Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase agreement	$81,156,000	$81,156,000	**	—	—
Forward foreign currency contracts receivable	$10,480,327	—		—	$10,480,326
Barclays Capital:
Forward foreign currency contracts receivable	$1,821,820	—		—	$1,821,820

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $82,779,600 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual repurchase agreement is not shown for financial reporting purposes.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Note 10 — Commitments

At December 31, 2014, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
U.S. Farming Realty Trust II	$1,909,954
RELP-5 — 10.25% 2016	5,250,136
RELP-6 — 11.01% 2016	3,458,965
RELP-7 — 11.25% 2017	1,812,514
RELP-8 — 10% 2017	6,451,622
RELP-9 — 9% 2017	10,320,000
RELP-10 — 9.5% 2017	9,277,421
$38,480,612

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five periods in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 23, 2015

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 11, 2014, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2015, on the recommendation of the Independent Trustees, who met in executive session on August 11, 2014 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's President, Chief Investment Officer and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993, Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013, Mark Landecker, who joined the Adviser in 2009 and has served as portfolio manager since 2013, Gregory R. Nathan, who joined the Adviser in 2007, Ravi R. Mehra, who joined the Adviser in 2010, Christopher B. Lozano, who joined the Adviser in 2011, Andrew August, who joined the Adviser in 2012, Brandon G. Stranzl, who joined the Adviser in 2012, Gregory M. Crouch, who joined the Adviser in 2012, and Sean M. Korduner, who joined the Adviser in 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Lipper (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Lipper category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. They also noted that Morningstar gave the Fund a "Gold" Analyst Rating and that the portfolios managers received Morningstar's 2013 Manager of the Year award for Allocation Funds. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee and considered the amounts paid to the Adviser under the Financial Services Agreement for providing administrative and other services to the Fund. The Board and the Independent Trustees also considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including the Financial Services Agreement. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory and financial services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Trustees discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Trustees noted that the Fund has experienced increases in its net assets in recent years, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in increasing the lead portfolio management team to three and in maintaining a team of analysts, traders and other investment personnel who assist with the management of the Fund, in new compliance, operations, and administrative personnel, in information technology and portfolio accounting and trading systems, and in office

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current advisory and financial services fee rates are reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2015.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2014
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2014	$1,000.00	$1,000.00
Ending Account Value December 31, 2014	$1,066.40	$1,018.88
Expenses Paid During Period*	$6.25	$6.12

*  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2014 (184/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (74)*	Trustee & Chairman† Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (77)*	Trustee† Years Served: 5	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (70)*	Trustee† Years Served: 12	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)*	Trustee† Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (71)*	Trustee† Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Steven Romick – (51)	Trustee,† President & Chief Investment Officer Years Served: 21	Managing Partner of the Adviser.	2
Mark Landecker – (38)	Portfolio Manager Years Served: 2	Partner of the Adviser.
Brian Selmo – (36)	Portfolio Manager Years Served: 2	Partner of the Adviser.
J. Richard Atwood – (54)	Treasurer Years Served: 12	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Sherry Sasaki – (60)	Secretary Years Served: 12	Assistant Vice President and Secretary of the Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Continued

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 8	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI, 53212-3948

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                   Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                   Principal Accountant Fees and Services.

	2013	2014
(a) Audit Fees	$50,000	$52,912
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$8,400	$23,070
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a successor statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                 Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                 Exhibits.

(a)(1)     Code of ethics as applies to the registrant’s senior executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)     Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, President
(Principal Executive Officer)

Date:  March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, President
(Principal Executive Officer)

Date:  March 2, 2015

By:	/s/ E. LAKE SETZLER III
E. Lake Setzler III, Treasurer
(Principal Financial Officer)

Date:  March 2, 2015